SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    FILED PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: March 31, 2000



                         COMMISSION FILE NUMBER 0-14703


                                NBT BANCORP INC.
             (Exact Name of Registrant as Specified in its Charter)

        DELAWARE                                        16-1268674
(State of Incorporation)                   (I.R.S. Employer Identification No.)

                  52 SOUTH BROAD STREET NORWICH, NEW YORK 13815
               (Address of Principal Executive Offices)(Zip Code)

       Registrant's Telephone Number, Including Area Code: (607)-337-2265

                                       N/A
          (Former Name or Former Address, If changed since last Report)

Item 5.  Other Events

Filed as Exhibit 99.1 are Management's Discussion and Analysis of Financial Condition and Results of Operations, and Supplemental Consolidated Financial Statements of NBT Bancorp Inc. restated to reflect the acquisition by merger of Lake Ariel Bancorp, Inc. The merger was a pooling of interests for accounting and financial reporting purposes. The consolidated financial statements of NBT Bancorp Inc. are restated for periods prior to the date of the acquisition.

Item 7.  Financial Statements and Exhibits

(a)  Not applicable.

(b)  Not applicable

(c)  The following exhibits are included in this report:

     23.1 Consent of KPMG LLP

     27.1 Restated Financial Data Schedule at December 31, 1999

     27.2 Restated Financial Data Schedule at December 31, 1998

     27.3 Restated Financial Data Schedule at December 31, 1997

     99.1 NBT Bancorp Inc. restated, Management's Discussion and Analysis of Financial Condition and Results of Operations, and Supplemental Consolidated Financial Statements.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NBT BANCORP, INC.

Date: March 31, 2000
                                          /s/ Michael J. Chewens
                                          --------------------------------------
                                          Michael J. Chewens
                                          Executive Vice President
                                          Chief Financial Officer and Treasurer


                                  EXHIBIT INDEX

     23.1 Consent of KPMG LLP

     27.1 Restated Financial Data Schedule at December 31, 1999

     27.2 Restated Financial Data Schedule at December 31, 1998

     27.3 Restated Financial Data Schedule at December 31, 1997

     99.1 NBT Bancorp Inc. restated Selected Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations, Consolidated Financial Statements and other Annual Report data.

                                  EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


The Board of Directors
NBT Bancorp Inc.:


We consent to incorporation by reference in the registration statements on Form S-3 (File No. 33-12247), Form S-8 (File Nos. 33-77410, 333-67615, and 333-32842)
and Form S-4 related to the registration of shares for the merger between NBT Bancorp Inc. and Pioneer American Holding Company Corp., filed by NBT Bancorp under the Securities Act of 1933 of our audit report dated March 10, 2000, relating to the supplemental consolidated balance sheets of NBT Bancorp Inc. and subsidiaries as of December 31, 1999 and 1998, and the related supplemental consolidated statements of income, stockholders' equity, cash flows and comprehensive income for each of the years in the three-year period ended December 31, 1999, which report appears in the Current Report on Form 8-K of NBT Bancorp Inc. dated March 31,, 2000.


/s/ KPMG LLP


Syracuse, New York
March 31, 2000